SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of earliest event reported: September 11, 1997

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

      Maryland                       1-13102                   36-3935116
(State or other jurisdiction     (Reporting File            (I.R.S. Employer
of organization)                     Number)               Identification No.)

150 N. Wacker Drive, Suite 150
Chicago, Illinois                                                  60606
(Address of principal executive offices)                        (Zip Code)

                                 (312) 704-9000

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

         Exhibit
         Number   Exhibit

           1 Underwriting Agreement dated September 11, 1997 relating to 637,440 shares of Common Stock, par value $.01 per share.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST INDUSTRIAL REALTY TRUST, INC.


                              By:    /s/ Michael J. Havala
                                       ----------------------------
                                     Name:  Michael J. Havala
                                     Title: Chief Financial Officer, Treasurer
                                               and Secretary


Date:    September 19, 1997

                                  Exhibit Index


Exhibit
Number    Exhibit

    1 Underwriting Agreement dated September 11, 1997 relating to 637,440 shares of Common Stock, par value $.01 per share.